UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

P:\Word Processing\NCSR Documents for Filings\072\form-ncsr-072.doc-037

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
U.S. Treasury
Intermediate Term Fund

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
9	Statement of Financial Futures
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Auditors
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

The Fund

     Dreyfus U.S. Treasury Intermediate Term Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This annual report for Dreyfus U.S.Treasury Intermediate Term Fund covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Gerald E.Thunelius.

The bond market produced mixed results in 2003 as investor sentiment apparently shifted from pessimism at the start of the year toward a more optimistic outlook by year-end. As the U.S. economy gathered momentum, the more interest-rate-sensitive areas of the bond market began to retreat, and U.S. government securities finished the year with modestly positive total returns. On the other hand, the bond market’s more credit-sensitive areas generally benefited from the stronger economy, producing more robust gains for corporate bonds.

While recent economic developments suggest to us that interest rates are more likely to rise in 2004 than to fall further, we continue to believe that bonds deserve a prominent place in most investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Gerald E. Thunelius, Senior Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the fund achieved a total return of 3.17%.1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 2.13% for the same period.2

We attribute the fund’s performance to declining interest rates during the first half of the reporting period and heightened market volatility during the second half of the reporting period as the U.S. economy gained strength.The fund produced a higher total return than that of its benchmark due to its sector allocation and security selection strategies, which produced favorable results in the volatile market environment.

What is the fund’s investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

T h e F u n d

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

What other factors influenced the fund’s performance?

The fund was influenced by changing economic conditions throughout the reporting period. During the first quarter of 2003, the fund benefited from declining interest rates in a persistently weak economy. Despite hopes that the economy would strengthen early in the year, growth remained sluggish as many consumers and businesses refrained from spending in advance of the war in Iraq.As a result, yields of U.S. Treasury securities generally declined, producing attractive levels of capital appreciation.

After it became clear in early April that major combat operations would be over quickly, investors turned their attention back to economic fundamentals. Although investors’ outlooks improved, bonds generally continued to rally as rising levels of unemployment led many to believe that the Federal Reserve Board (the “Fed”) would reduce short-term interest rates further. As expected at its meeting in late June, the Fed lowered rates to 1%, a 45-year low. Anticipation of this move benefited intermediate-term U.S.Treasury securities, helping to drive the fund’s performance at that time.

In July, however, new signs of a stronger economy rekindled inflation concerns among many investors, and intermediate-term bonds suffered one of the worst six-week declines in their history.Although the bond market remained volatile, intermediate-term securities recovered much of their lost value in the second half of the year as the Fed reiterated its commitment to keeping interest rates low, and it became clearer that the economic recovery was likely to be more moderate than investors had feared.

During the first half of the reporting period, the fund benefited from its overweight position in Treasury Inflation Protected Securities (TIPS), which we believed were selling at attractive prices in the prevailing low-inflation environment. At the time, we positioned the fund’s holdings of nominal U.S. Treasury securities to benefit from widening differences among yields of various maturities, a strategy that produced good results.

The fund held relatively few debt securities issued by U.S. government agencies during 2003.We generally avoided these investments because of the potential risks associated with the accounting and management irregularities uncovered at the Federal Home Loan Mortgage Corporation. However, these developments proved to have little effect on prices of U.S. government agency securities, and the fund’s light exposure to the sector neither contributed to nor detracted significantly from its performance.

During the summer and fall, we reduced the fund’s holdings of TIPS, locking in profits after their prices had advanced.At the same time, we repositioned the fund’s holdings of nominal Treasuries in anticipation of narrower differences in yields along the intermediate maturity spectrum. We also reduced the fund’s average duration, a measure of sensitivity to changing interest rates. This more defensive positioning helped the fund to partially withstand the brunt of heightened market volatility late in the year.

What is the fund’s current strategy?

As of year-end, we have continued to maintain the relatively defensive posture that we established during the summer and fall.We believe that this remains a prudent strategy while investors continue to adjust to a stronger economy.

January 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's return would have been lower.

2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Intermediate-Term (1-10 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

T h e F u n d

F U N D P E R F O R M A N C E

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund and the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index

Average Annual Total Returns as of 12/31/03
	1 Year	5 Years	10 Years

Fund	3.17%	5.65%	5.74%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Intermediate Term Fund on 12/31/93 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Intermediate-Term (1-10 Years) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

S TAT E M E N T O F I N V E S T M E N T S

D e c e m b e r 3 1 , 2 0 0 3

		Principal
Bonds and Notes—63.3%		Amount ($)		Value ($)

U.S. Government Agencies—4.1%
Federal Home Loan Banks,
Bonds, 1.625%, 6/15/2005		7,820,000		7,824,403
U.S. Treasury Bonds—7.4%
10.75%, 8/15/2005		12,400,000	[a]	14,216,352
U.S. Treasury Inflation Protection Securities—2.2%
Coupon Strips:
0%, 10/15/2028		290,000	[b,c]	299,371
0%, 4/15/2029		290,000	[b,c]	299,600
Principal Strips,
0%, 4/15/2029		5,850,000	[b]	3,694,760
				4,293,731
U.S. Treasury Notes—49.6%
1.875%, 11/30/2005		15,000,000	[d]	15,032,700
2.625%, 11/15/2006		30,000,000	[d]	30,274,200
3.25%, 5/31/2004		4,500,000	[d]	4,542,705
3.375%, 11/15/2008		10,000,000	[d]	10,082,400
3.375%, 12/15/2008		10,000,000		10,071,100
4.25%, 11/15/2013		22,435,000	[d]	22,417,276
7.5%, 2/15/2005		2,480,000	[d]	2,651,939
				95,072,320
Total Bonds and Notes
(cost $	119,968,857)			121,406,806

Other Investments—0.0%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		1,000	[e]	1,000
Dreyfus Institutional Cash Advantage Plus Fund		1,000	[e]	1,000
Dreyfus Institutional Preferred Plus Money Market Fund		1,000	[e]	1,000
Total Other Investments
(cost $	3,000)			3,000

T h e F u n d

S T A T E M E N T O F I N V E S T M E N T S (continued)

			Principal
Short-Term Investments—37.2%			Amount ($)	Value ($)

U.S. Government Agencies—12.9%
Federal National Mortgage Association:
1.06%, 3/3/2004			6,040,000	6,028,973
1.06%, 4/13/2004			6,250,000	6,231,045
1.08%, 5/5/2004			6,250,000	6,226,563
1.12%, 6/2/2004			6,250,000	6,220,250
				24,706,831
U.S. Treasury Bills—24.3%
.92%, 1/2/2004			150,000	150,000
.93%, 2/19/2004			1,060,000	1,058,876
.92%, 3/4/2004			11,300,000	11,283,954
1.00%, 5/13/2004			19,100,000	19,037,925
1.00%, 5/27/2004			15,204,000	15,149,418
				46,680,173
Total Short-Term Investments
(cost $	71,368,300)			71,387,004

Investments of Cash Collateral
for Securities Loaned—35.4%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	67,944,209)		67,944,209	67,944,209

Total Investments (cost $		259,284,366)	135.9%	260,741,019
Liabilities, Less Cash and Receivables			(35.9%)	(68,934,550)
Net Assets			100.0%	191,806,469
a Partially held by a broker as collateral for open financial futures positions.
b	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
c	Notional face amount shown.
d	All or a portion of these securities are on loan.At December 31, 2003, the total market value of the fund’s securities on loan is $70,575,919 and the total market value of the collateral held by the fund is $72,257,142, consisting of cash collateral of $67,944,209 and U.S. Government debt valued at $4,312,933.

e	Investments in affiliated money market mutual funds—See Note 3(d).

See notes to financial statements.

S TAT E M E N T O F F I N A N C I A L F U T U R E S

D e c e m b e r 3 1 , 2 0 0 3

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2003 ($)

Financial Futures Short
90 Day Euro	175	42,982,188	September 2004	(21,765)
U.S. Treasury 2 Year Notes	126	26,969,906	March 2004	(32,331)
				(54,096)

See notes to financial statements.

T h e F u n d

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

D e c e m b e r 3 1 , 2 0 0 3

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan valued at $70,575,919)—Note 1(b)		259,284,366	260,741,019
Cash			149,117
Interest receivable			928,916
Receivable for shares of Beneficial Interest subscribed			599,005
Prepaid expenses			18,528
			262,436,585

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			94,372
Liability for securities on loan—Note 1(b)			67,944,209
Payable for investment securities purchased			2,448,166
Payable for shares of Beneficial Interest redeemed			88,825
Payable for futures variation margin—Note 4			3,873
Accrued expenses			50,671
			70,630,116

Net Assets ( $)			191,806,469

Composition of Net Assets ( $):
Paid-in capital			202,955,595
Accumulated undistributed investment income—net			98,947
Accumulated net realized gain (loss) on investments			(12,650,630)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($54,096) net unrealized
(depreciation) on financial futures]			1,402,557

Net Assets ( $)			191,806,469

Shares Outstanding
(unlimited number of $		.001 par value shares of Beneficial Interest authorized)	14,709,963
Net Asset Value,	offering and redemption price per share ($)		13.04

See notes to financial statements.

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d D e c e m b e r 3 1 , 2 0 0 3

Investment Income ($):
Interest		2,849,701
Cash dividends		141,350
Income from securities loaned		50,167
Total Income		3,041,218
Expenses:
Management fee—Note 3(a)		882,288
Shareholder servicing costs—Note 3(b)		296,240
Professional fees		48,462
Prospectus and shareholders’ reports		32,192
Registration fees		31,276
Trustees’ fees and expenses—Note 3(c)		26,096
Custodian fees—Note 3(b)		17,992
Loan commitment fees—Note 2		1,520
Miscellaneous		10,473
Total Expenses		1,346,539
Less—reduction in management fee due to
undertaking—Note 3(a)		(177,552)
Net Expenses		1,168,987
Investment Income—Net		1,872,231

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		6,741,791
Net realized gain (loss) on options transactions		(67,017)
Net realized gain (loss) on financial futures		(2,043,071)
Net Realized Gain (Loss)		4,631,703
Net unrealized appreciation (depreciation) on investments
(including $	231,795 net unrealized appreciation on financial futures)	(2,209,283)
Net Realized and Unrealized Gain (Loss) on Investments		2,422,420
Net Increase in Net Assets Resulting from Operations		4,294,651

See notes to financial statements.

T h e F u n d 11

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	1,872,231	4,199,167
Net realized gain (loss) on investments	4,631,703	2,303,896
Net unrealized appreciation
(depreciation) on investments	(2,209,283)	5,069,556
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,294,651	11,572,619

Dividends to Shareholders from ($):
Investment income—net	(5,092,764)	(6,167,836)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	81,009,469	38,020,531
Dividends reinvested	3,850,335	4,537,496
Cost of shares redeemed	(36,064,364)	(45,286,016)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	48,795,440	(2,727,989)
Total Increase (Decrease) in Net Assets	47,997,327	2,676,794

Net Assets ($):
Beginning of Period	143,809,142	141,132,348
End of Period	191,806,469	143,809,142
Undistributed investment income—net	98,947	77,548

Capital Share Transactions (Shares):
Shares sold	6,178,044	2,959,427
Shares issued for dividends reinvested	292,277	353,758
Shares redeemed	(2,746,071)	(3,540,064)
Net Increase (Decrease) in Shares Outstanding	3,724,250	(226,879)

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value, beginning of period	13.09	12.59	12.33	11.66	12.85
Investment Operations:
Investment income—net	.17[b]	.38[b]	.50[b]	.78	.75
Net realized and unrealized
gain (loss) on investments	.24	.68	.45	.67	(1.19)
Total from Investment Operations	.41	1.06	.95	1.45	(.44)
Distributions:
Dividends from investment income—net	(.46)	(.56)	(.69)	(.78)	(.75)
Net asset value, end of period	13.04	13.09	12.59	12.33	11.66

Total Return (%)	3.17	8.59	7.85	12.88	(3.48)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income
to average net assets	1.27	2.97	4.06	6.58	6.16
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.12	.09	.04	.09	.15
Portfolio Turnover Rate	1,916.62	1,471.49	470.01	660.78	462.29

Net Assets, end of period ($ x 1,000)	191,806	143,809	141,132	132,503	161,007

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA and Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.17, increase net realized and unrealized gain (loss) on investments per share by $.17 and decrease the ratio of net investment income to average net assets from 5.44% to 4.06%. Per share data and ratios/supplement data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation. b Based on average shares outstanding at each month end.

See notes to financial statements.

T h e F u n d

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. Prior to January 20, 2003, the fund’s investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On January 20, 2003, the fund’s investment objective will be to seek maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

T h e F u n d

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $454,526, accumulated capital losses $10,489,478 and unrealized depreciation $180,689. In addition, the fund had $1,764,822 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,171,900 of the carryover expires in fiscal 2005, $7,926,711 expires in fiscal 2007 and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, were as follows: ordinary income $5,092,764 and $6,167,836, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,241,932, decreased accumulated net realized gain (loss) on investments by $2,542,607 and decreased paid-in capital by $699,325. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a)	Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from January 1, 2003 through December 31, 2003 to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $177,552 during the period ended December 31, 2003.

(b)	Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2003, the fund was charged $157,681 pursuant to the Shareholder Services Plan.

T h e F u n d 17

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2003, the fund was charged $85,400 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2003, the fund was charged $17,992 pursuant to the custody agreement.

(c)	Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
(d)	Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees are not charged to these accounts.The fund derived $141,350 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended December 31, 2003, amounted to $2,405,374,993 and $2,430,965,268, respectively.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At December 31, 2003, there were no written call options outstanding.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At December 31, 2003, there were no written put options outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2003, are set forth in the Statement of Financial Futures.

At December 31, 2003, the cost of investments for federal income tax purposes was $260,921,708; accordingly, accumulated net unrealized depreciation on investments was $180,689,consisting of $1,462,251 gross unrealized appreciation and $1,642,940 gross unrealized depreciation.

T h e F u n d 19

R E P O R T O F I N D E P E N D E N T A U D I T O R S

Shareholders and Board of Trustees

Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Intermediate Term Fund, including the statements of investments and financial futures as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Intermediate Term Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York February 2, 2004

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

For State individual income tax purposes, the fund hereby designates 76.62% of the ordinary income dividends paid during its fiscal year ended December 31, 2003 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

T h e F u n d 21

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (60) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Gordon J. Davis (62) Board Member (1993)

Principal Occupation During Past 5 Years:

  Partner of the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 25

———————

David P. Feldman (64) Board Member (1985)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Lynn Martin (64) Board Member (1993)

Principal Occupation During Past 5 Years:

  Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women

Other Board Memberships and Affiliations:

  SBC Communications, Inc., Director
  Ryder System, Inc., a supply chain and transportation management company, Director
  The Proctor & Gamble Co., a consumer products company, Director
  Constellation Energy Group, Director
  Member of the Council of Foreign Relations

No. of Portfolios for which Board Member Serves: 10

Daniel Rose (74) Board Member (1992)

Principal Occupation During Past 5 Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 21

———————

Philip L.Toia (70) Board Member (1997)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 10

———————

Sander Vanocur (75) Board Member (1992)

Principal Occupation During Past 5 Years:

• President of Old Owl Communications

No.of Portfolios for which Board Member Serves: 21

———————

Anne Wexler (73) Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler Group, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Eugene McCarthy, Emeritus Board Member

T h e F u n d

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, Executive Vice President since November 2001.

Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

T h e F u n d 25

For More Information

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus U.S. Treasury
Intermediate Term Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 072AR1203

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,300 i0n 2002 and $21,300 in 2003.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2002 and $4,500 in 2003. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2002 and $288,500 in 2003.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On or after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

P:\Word Processing\NCSR Documents for Filings\072\form-ncsr-072.doc-037

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,845 in 2002 and $4,072 in 2003. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2002 and $600 in 2003. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2002 and $521,764 in 2003.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant

P:\Word Processing\NCSR Documents for Filings\072\form-ncsr-072.doc-037 in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	February 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	February 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Word Processing\NCSR Documents for Filings\072\form-ncsr-072.doc-037